SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                 CURRENT REPORT PURSUANT TO SECTION 13 OR 15(D) OF
                      THE SECURITIES EXCHANGE ACT OF 1934

        Date of Report (Date of earliest event reported): December 27, 2005


STRUCTURED ASSET SECURITIES CORPORATION (as Depositor under the Trust Agreement, dated as of April 1, 2005 providing for the issuance of Structured Adjustable Rate Mortgage Loan Trust Mortgage Pass-Through Certificates Series 2005-5)


                     STRUCTURED ASSET SECURITIES CORPORATION
             (Exact name of registrant as specified in its charter)


           Delaware                333-120575-25              74-2440850
(State or other jurisdiction       (Commission               (IRS Employer
     of incorporation)             File Number)           Identification No.)

                          745 Seventh Avenue, 7th Floor
                               New York, NY 10019
                    (Address of principal executive offices)

      Registrant's telephone number, including area code : (212) 526-7000

                                       N/A
         (Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

     [] Written communications pursuant to Rule 425 under the Securities Act (17
        CFR 230.425)

     [] Soliciting  material  pursuant to Rule 14a-12(b)  under the Exchange Act
        (17 CFR 240.14a-12(b))

     [] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

     [] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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Item 8.01   Other Events.

     This current report on Form 8-K relates to the monthly distribution reported to the holders of Structured Adjustable Rate Mortgage Loan Trust Mortgage Pass-Through Certificates Series 2005-5 pursuant to the terms of the Trust Agreement, dated as of April 1, 2005 among Structured Asset Securities Corporation, as Depositor, Aurora Loan Services LLC., as Master Servicer, and JPMorgan Chase Bank, N.A., as Trustee.

    On December 27, 2005 distributions were made to the Certificateholders. Specific information with respect to the distributions is filed as Exhibit 99.1.


Item 9.01 Financial Statements and Exhibits.

           (a) Not applicable

           (b) Not applicable

           (c) The following exhibit is filed as part of this report:

               Statement to Certificateholders on December 27, 2005 is filed as
               Exhibit 99.1 hereto.



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SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

             Structured  Adjustable  Rate  Mortgage  Loan Trust
             Mortgage Pass-Through  Certificates Series 2005-5

                        JPMORGAN CHASE BANK, N.A., not in its
                        individual capacity but solely as Trustee under the Agreement referred to herein

                  By:   /s/  Diane E. Wallace
                        --------------------------------------------
                Name:   Diane E. Wallace
               Title:   Vice President

                Date:   January 3, 2006



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                                 EXHIBIT INDEX

      Exhibit            Description

        99.1             Monthly Certificateholder Statement on
                         December 27, 2005

Exhibit 99.1
Monthly Certificateholder Statement on December 27, 2005


                 Structured Adjustable Rate Mortgage Loan Trust
               Mortgage Pass-Through Certificates Series 2005-5

                        Statement To Certificateholders
                                 December 27, 2005
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

-----------------------------------------------------------------------------------------------------------------------------------
                                  DISTRIBUTION IN DOLLARS
-----------------------------------------------------------------------------------------------------------------------------------
              Original       Beginning                                                                               Ending
                Face         Principal                                                    Realized      Deferred    Principal
Class          Value         Balance          Principal         Interest       Total      Losses        Interest     Balance
-----------------------------------------------------------------------------------------------------------------------------------
A1       100,000,000.00     55,007,333.33   3,537,892.66     202,782.24    3,740,674.90       0.00         0.00      51,469,440.67
A2       336,573,000.00    185,139,832.00  11,907,591.46     682,510.28   12,590,101.74       0.00         0.00     173,232,240.54
A3        37,398,000.00     20,571,642.50   1,323,101.10      75,836.50    1,398,937.60       0.00         0.00      19,248,541.40
M1        11,023,000.00     11,023,000.00           0.00      45,304.53       45,304.53       0.00         0.00      11,023,000.00
M2         8,768,000.00      8,768,000.00           0.00      37,751.11       37,751.11       0.00         0.00       8,768,000.00
M3         7,265,000.00      7,265,000.00           0.00      32,734.80       32,734.80       0.00         0.00       7,265,000.00
P                  0.00              0.00           0.00      28,256.10       28,256.10       0.00         0.00               0.00
R                  0.00              0.00           0.00           0.00            0.00       0.00         0.00               0.00
TOTALS   501,027,000.00    287,774,807.83  16,768,585.22   1,105,175.56   17,873,760.78       0.00         0.00     271,006,222.61
-----------------------------------------------------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------------------------------------------
              Original       Beginning                                                                                Ending
                Face         Notional                                                      Realized    Deferred       Notional
Class          Value         Balance          Principal         Interest       Total        Losses     Interest       Balance
-----------------------------------------------------------------------------------------------------------------------------------
AIO1     473,971,000.00    260,718,807.85           0.00       8,690.63        8,690.63       0.00         0.00     243,950,222.64
AIO2     501,027,141.30    287,774,949.15           0.00     211,052.68      211,052.68       0.00         0.00     271,006,333.94
X        501,027,141.30    287,774,949.15           0.00           0.00            0.00       0.00         0.00     271,006,333.94
---------------------------------------------------------------------------------------------------    ---------------------------
Factor Information Per $1,000 of Original Face                                                              Pass-through Rates
---------------------------------------------------------------------------------------------------    ---------------------------
                                                                                                                    Current
                         Beginning                                                      Ending             Class    Pass-thru
Class     Cusip         Principal          Principal       Interest       Total        Principal                    Rate (%)
-----------------------------------------------------------------------------------------------------    -------------------------
A1        863579SF6       550.07333330      35.37892660      2.02782240      37.40674900     514.69440670 A1     4.423750 %
A2        863579SG4       550.07333327      35.37892659      2.02782243      37.40674903     514.69440668 A2     4.423750 %
A3        863579SH2       550.07333280      35.37892668      2.02782234      37.40674902     514.69440612 A3     4.423750 %
M1        863579QS0     1,000.00000000       0.00000000      4.11000000       4.11000000   1,000.00000000 M1     4.623750 %
M2        863579QT8     1,000.00000000       0.00000000      4.30555543       4.30555543   1,000.00000000 M2     4.843750 %
M3        863579QU5     1,000.00000000       0.00000000      4.50582244       4.50582244   1,000.00000000 M3     5.069050 %
TOTALS                    574.36985997      33.46842629      2.20582036      35.67424666     540.90143368
-----------------------------------------------------------------------------------------------------    -------------------------
                                                                                                                     Current
                        Beginning                                                        Ending             Class    Pass-thru
Class     Cusip         Notional          Principal       Interest       Total           Notional                    Rate (%)
-----------------------------------------------------------------------------------------------------    -------------------------

AIO1      863579QR2       550.07333328       0.00000000      0.01833578       0.01833578     514.69440670 AIO1   0.040000 %
AIO2      8635759A6       574.36998004       0.00000000      0.42124001       0.42124001     540.90150333 AIO2   0.880074 %
X         86299D5H9       574.36998004       0.00000000      0.00000000       0.00000000     540.90150333 X      0.000000 %
----------------------------------------------------------------------------------------------------    -------------------------

IF THERE, ARE ANY QUESTIONS OR PROBLEMS WITH THIS STATEMENT PLEASE CONTACT THE ADMINISTRATOR LISTED BELOW:
                                 Fior M. Tineo
            JPMorgan Chase Bank, N.A. - Structured Finance Services
                          4 New York Plaza, 6th Floor
                            New York, New York 10004
                   Tel: (212) 623-5229 / Fax: (212) 623-5932
                          Email: Fior.Tineo@chase.com

Principal Funds:
                               Principal Remittance Amount                                                            16,768,585.21
                               Scheduled Principal Payments                                                           37,310.27
                               Principal Prepayments                                                                  16,438,580.66
                               Curtailments                                                                           292,461.34
                               Curtailment Interest Adjustments                                                       232.94
                               Repurchase Principal                                                                   0.00
                               Substitution Amounts                                                                   0.00
                               Net Liquidation Proceeds                                                               0.00
                               Other Principal Adjustments                                                            0.00

Interest Funds:
                               Gross Interest                                                                         1,364,627.66
                               Servicing Fees                                                                         68,364.74
                               Trustee Fees                                                                           0.00
                               Interest Adjustments from Prior Periods                                                -399.85

Prepayment Penalties:
                               Number of Loans Prepaid with Respect to which Prepayment Penalties were Collected      5
                               Balance of Loans Prepaid with Respect to which Prepayment Penalties were Collected     1,068,583.73
                               Amount of Prepayment Penalties Collected                                               28,256.10
Pool Detail:
                               Beginning Number of Loans Outstanding                                                  898
                               Ending Number of Loans Outstanding                                                     851

                               Beginning Aggregate Loan Balance                                                       287,774,949.15
                               Ending Aggregate Loan Balance                                                          271,006,333.94

                               Current Advances                                                                       0.00
                               Aggregate Advances                                                                     0.00

                               Weighted Average Net Mortgage Rate                                                     5.40699%

                                  General Delinquent Mortgage Loans
                                  Group  1
                                  Category                       Number       Principal Balance         Percentage
                                  1 Month                         1               989,867.94           0.37 %
                                  2 Month                         1               532,000.00           0.20 %
                                  3 Month                         1               152,000.00           0.06 %
                                  Total                           3             1,673,867.94           0.62 %

                                     * Delinquent Bankruptcies and Foreclosures are not included in the table above.

                                                 Delinquent Mortgage Loans in Bankruptcies
                                                 Group                          Number of       Principal Balance      Percentage
                                                 Number                         Loans

                                                    1                              3             615,140.35                 0.23%

                               Bankruptcy Reporting:
                               Number of Bankruptcy Loans that are Current                                 1
                               Principal Balance of Bankruptcy Loans that are Current                      223,250.00
                               Number of Bankruptcy Loans that are 1 Month Delinquent                      0
                               Principal Balance of Bankruptcy Loans that are 1 Month Delinquent           0.00
                               Number of Bankruptcy Loans that are 2 Months Delinquent                     1
                               Principal Balance of Bankruptcy Loans that are 2 Months Delinquent          231,900.00
                               Number of Bankruptcy Loans that are 3+ Months Delinquent                    1
                               Principal Balance of Bankruptcy Loans that are 3+ Months Delinquent         159,990.35
                               Total Number of Bankruptcy Loans                                            3
                               Total Principal Balance of Bankruptcy Loans                                 615,140.35

                                            Delinquent Mortgage Loans in Foreclosure
                                            Group                  Number of           Principal Balance      Percentage
                                            Number                 Loans

                                                  1                     2                  252,786.38                 0.09%

                               Foreclosure Reporting:
                               Number of Foreclosure Loans that are Current                                      0
                               Principal Balance of Foreclosure Loans that are Current                           0.00
                               Number of Foreclosure Loans that are 1 Month Delinquent                           0
                               Principal Balance of Foreclosure Loans that are 1 Month Delinquent                0.00
                               Number of Foreclosure Loans that are 2 Months Delinquent                          0
                               Principal Balance of Foreclosure Loans that are 2 Months Delinquent               0.00


                               Number of Foreclosure Loans that are 3+ Months Delinquent                         2
                               Principal Balance of Foreclosure Loans that are 3+ Months Delinquent              252,786.38
                               Total Number of Foreclosure Loans                                                 2
                               Total Principal Balance of Foreclosure Loans                                      252,786.38

                                           Delinquent Mortgage Loans in REO
                                           Group                    Number of             Principal Balance    Percentage
                                           Number                   Loans

                                                 1                       0                  0.00               0.00%

                               REO Reporting:
                               Number of REO Loans that are Current                                                0
                               Principal Balance of REO Loans that are Current                                     0.00
                               Number of REO Loans that are 1 Month Delinquent                                     0
                               Principal Balance of REO Loans that are 1 Month Delinquent                          0.00
                               Number of REO Loans that are 2 Months Delinquent                                    0
                               Principal Balance of REO Loans that are 2 Months Delinquent                         0.00
                               Number of REO Loans that are 3+ Months Delinquent                                   0
                               Principal Balance of REO Loans that are 3+ Months Delinquent                        0.00
                               Total Number of REO Loans                                                           0
                               Total Principal Balance of REO Loans                                                0.00


Loss Detail:
                               Current Realized Losses                                                             30.00
                               Cumulative Realized Losses - Reduced by Recoveries                                  30.00

                               Current Applied Losses                                                              0.00
                               Cumulative Applied Losses                                                           0.00

Trigger Event                                                                                                      YES
                               TEST I - Trigger Event Occurrence                                                   NO
                               (Is Rolling 3 Month Delinquency Rate > 40% of of Senior Enhancement Percetage ?
                               Rolling 3 Month Delinquency Rate                                                    0.28832%
                               40% of Senior Enhancement Percetage                                                  3.99343%
                               OR
                               TEST II - Trigger Event Occurrence                                                        YES
                               (Are Cumulative Realized Losses as % of Original Loan Bal > Required Cumulative Loss % ?)
                               Cumulative Realized Losses as % of Original Loan Bal                                 0.00001%
                               Required Cumulative Loss %                                                           0.00000%

O/C Reporting
                               Targeted Overcollateralization Amount                                              1,753,595.00
                               Ending Overcollateralization Amount                                                111.32
                               Ending Overcollateralization Deficiency                                            1,753,483.68
                               Overcollateralization Release Amount                                               0.00
                               Monthly Excess Interest                                                            0.00
                               Payment to Class X                                                                 0.00

Certificate Interest Shortfall Detail:
Interest Carry Forward:
                                   Interest Carryforward Balance with respect to such Distribution Date
                                                                               Class A-1                     .00
                                                                               Class A-2                     .00
                                                                               Class A-3                     .00
                                                                               Class A-IO1                   .00
                                                                               Class A-IO2                   .00
                                                                               Class M-1                     .00
                                                                               Class M-2                     .00
                                                                               Class M-3                     .00

                                   Interest Carryforward Amount Paid This Period                             .00
                                                                               Class A-1                     .00
                                                                               Class A-2                     .00
                                                                               Class A-3                     .00
                                                                               Class A-IO1                   .00
                                                                               Class A-IO2                   .00
                                                                               Class M-1                     .00
                                                                               Class M-2                     .00
                                                                               Class M-3                     .00


                                   Interest Carryforward Amount Occured This Period                          .00
                                                                               Class A-1                     .00
                                                                               Class A-2                     .00
                                                                               Class A-3                     .00
                                                                               Class A-IO1                   .00
                                                                               Class A-IO2                   .00
                                                                               Class M-1                     .00
                                                                               Class M-2                     .00
                                                                               Class M-3                     .00

                                   Remaining Interest Carryforward Amount
                                                                               Class A-1                     .00
                                                                               Class A-2                     .00
                                                                               Class A-3                     .00
                                                                               Class A-IO1                   .00
                                                                               Class A-IO2                   .00
                                                                               Class M-1                     .00
                                                                               Class M-2                     .00
                                                                               Class M-3                     .00
Basis Risk Reserve Fund Account:
                                   Beginning Balance                                                         .00
                                   Additions to the Basis Risk Reserve Fund                                  .00
                                   Divident Earnings on the Basis Risk Reserve Fund                          .00
                                   Withdrawals from the Basis Risk Reserve Fund                              .00
                                   Ending Balance                                                            .00
Basis Risk Reserve Carryover:
                                   Interest Carryover Balance with respect to such Distribution Date
                                                                               Class A-1                     .00
                                                                               Class A-2                     .00
                                                                               Class A-3                     .00
                                                                               Class A-IO1                   .00
                                                                               Class M-1                     .00
                                                                               Class M-2                     .00
                                                                               Class M-3                     .00

                                   Interest Carryover Amount Occured This Period
                                                                               Class A-1                     .00
                                                                               Class A-2                     .00
                                                                               Class A-3                     .00
                                                                               Class A-IO1                   .00
                                                                               Class M-1                     .00
                                                                               Class M-2                     .00
                                                                               Class M-3                     59.51

                                   Interest Carryover Amount Paid This Period
                                                                               Class A-1                     .00
                                                                               Class A-2                     .00
                                                                               Class A-3                     .00
                                                                               Class A-IO1                   .00
                                                                               Class M-1                     .00
                                                                               Class M-2                     .00
                                                                               Class M-3                     .00

                                   Remaining Interest Carryover Amount
                                                                               Class A-1                     .00
                                                                               Class A-2                     .00
                                                                               Class A-3                     .00
                                                                               Class A-IO1                   .00
                                                                               Class M-1                     .00
                                                                               Class M-2                     .00
                                                                               Class M-3                     59.51

Non-Supported Interest Shortfall:
                                            Non-Supported Interest Shortfall Allocated to Class A-1                  0.00
                                            Non-Supported Interest Shortfall Allocated to Class A-2                  0.00
                                            Non-Supported Interest Shortfall Allocated to Class A-3                  0.00
                                            Non-Supported Interest Shortfall Allocated to Class A-IO1                0.00
                                            Non-Supported Interest Shortfall Allocated to Class A-IO2                0.00
                                            Non-Supported Interest Shortfall Allocated to Class M-1                  0.00
                                            Non-Supported Interest Shortfall Allocated to Class M-2                  0.00
                                            Non-Supported Interest Shortfall Allocated to Class M-3                  0.00
                                            Total Non-Supported Interest Shortfall                                   0.00

One-Month LIBOR                                                                                                      4.193750

LIBOR Certificates, the Uncapped Pass-Through Rate for Such Distribution Date
                                            Class A-1                                                                4.423750
                                            Class A-2                                                                4.423750
                                            Class A-3                                                                4.423750
                                            Class M-1                                                                4.623750
                                            Class M-2                                                                4.843750
                                            Class M-3                                                                5.093750


Deferred Amounts Detail:
(Reduction of Certificate Principal Amounts due to Applied Loss Amounts)
                                            Deferred Amount with respect to such Distribution Date
                                                                                        Class M-1                    0.00
                                                                                        Class M-2                    0.00
                                                                                        Class M-3                    0.00

                                            Deferred Amount Paid This Period                                         0.00
                                                                                        Class M-1                    0.00
                                                                                        Class M-2                    0.00
                                                                                        Class M-3                    0.00

                                            Deferred Amount Occured This Period                                      0.00
                                                                                        Class M-1                    0.00
                                                                                        Class M-2                    0.00
                                                                                        Class M-3                    0.00

                                            Remaining Deferred Amount
                                                                                        Class M-1                    0.00
                                                                                        Class M-2                    0.00
                                                                                        Class M-3                    0.00

Copyright 2005 J.P. Morgan Chase & Co. All rights reserved.

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